MINTZ, LEVIN, COHN, FERRIS, GLOVSKY AND POPEO, P.C.
One Financial Center
Boston MA 02111

                                                      January 31, 2001

Securities and Exchange Commission
450 5th Street, N. W.
Judiciary Plaza
Washington, D.C.   20549

         Re:      Northeast Investors Trust

                  1933 Act Reg. No. 2-11318
                  1940 Act Reg. No. 811-576

Gentlemen:

         Accompanying this letter on behalf of Northeast Investors Trust is an electronic filing on Form N-1A comprising Post-Effective Amendment No. 70 to the Fund's Registration Statement under the Securities Act of 1933, as amended, and Amendment No. 23 to the Fund's Registration Statement under the Investment Company Act of 1940, as amended. Manually executed signature pages, accountants' report and consent have been executed prior to the time of this filing and will be retained by the registrant for five years.

         The enclosed Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, as amended. Accordingly, it is proposed that this filing will become effective on February 1. 2001 pursuant to paragraph (b) of said Rule 485.

Sincerely yours,



Thomas J. Kelly

Securities Act of 1933 Registration No. 2-11318

Investment Company Act of 1940 Registration No. 881-576

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A-A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

Pre-Effective Amendment No. ______ [ ]

Post-Effective Amendment No. 70 [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

Amendment No. 23 [X]

NORTHEAST INVESTORS TRUST

(Exact Name of Registrant as Specified in Charter)

50 Congress Street
Boston, Massachusetts 02109
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (617) 523-3588

Ernest E. Monrad
President
Northeast Investor Trust
50 Congress Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)

Copies to:

Thomas J. Kelly, Esq.
Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
One Financial Center
Boston, Massachusetts 02111

It is proposed that the filing will become effective under Rule 485:

[ ] Immediately upon filing pursuant to paragraph (b), [X] On
February 1, 2001 pursuant to paragraph (b), [ ]
60 days after filing pursuant to paragraph (a)(1), [ ] On
________________ pursuant to paragraph (a)(1), [ ] 75 days
after filing pursuant to paragraph (a)(2).

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            NORTHEAST INVESTOR TRUST

                             Cross Reference Sheet
                            Pursuant to Rule 481(a)
                        Under the Securities Act of 1933

                                     PART A

Item No. Registration Statement Caption in Prospectus
1. Front and Back Cover Pages Front and Back Cover Pages
2. Risk/Return Summary: Investment, Risks, and Overview of the Trust
Performance
3. Risk/Return Summary: Fee Table Investor Expenses
4. Investment Objectives, Principal Investment Overview of the Trust Strategies, and Related Risks
5. Management's Discussion of Performance Annual Report; Back Cover Page
6. Management, Organization and Capital Structure Portfolio Managers; Expenses
7. Shareholder Information Shareholder Information
8. Distribution Arrangements Sales without "Sales Charge"
9. Financial Highlights Information Financial Highlights


                                     PART B

Item No. Registration Statement Caption in Statement of Additional
Information
10. Cover Page and Table of Contents Cover Page; Table of Contents
11. Fund History The Trust
12. Description of the Fund and its Investments and The Trust; Investment Objectives, Policies and Risks Restrictions
13. Management of the Fund Trustees and Officers; Compensation of Trustees
14. Control Persons and Principal Holders of Trustees and Officers
Securities
15. Investment Advisory and Other Services Trustees and Officers; Compensation of Trustees; Custodian and Independent Accountants
16. Brokerage Allocation and Other Practices Brokerage
17. Capital Stock and Other Securities The Trust; Capital Shares
18. Purchase, Redemption and Pricing of Shares Price and Net Asset Value; Shareholder Plans; Tax-Advantaged Retirement Plans
19. Taxation of the Fund Dividends, Distributions and Federal Taxes
20. Underwriters Not Applicable
21. Calculation of Performance Data Information Historical Performance
Information
22. Financial Statements Financial Statements


                                     PART C

The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.






                            NORTHEAST INVESTORS TRUST

                               50 Congress Street

                           Boston, Massachusetts 02109

                                 (800) 225-6704

                                 (617) 523-3588

                           www.northeastinvestors.com

                          SHARES OF BENEFICIAL INTEREST

                                   PROSPECTUS

                                February 1, 2001

         The Trust's primary investment objective is the production of income. Capital appreciation is a secondary objective of the Trust, the achievement of which must be compatible with the primary objective.

         This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

OVERVIEW OF THE TRUST..........................................................2

   OBJECTIVES..................................................................2
   PRINCIPAL STRATEGIES........................................................2
   PRINCIPAL RISKS.............................................................3
   SUITABILITY.................................................................4
   PERFORMANCE.................................................................4

FUND MANAGEMENT................................................................6


EXPENSES.......................................................................6


SALES WITHOUT "SALES CHARGE"...................................................6


SHAREHOLDER INFORMATION........................................................7

   GENERAL INFORMATION.........................................................7
   ACCOUNT REGISTRATIONS.......................................................7
   HOW TO INVEST...............................................................8
   INVESTMENT PLANS............................................................8
   HOW TO WITHDRAW YOUR INVESTMENT.............................................9
   HOW TO EXCHANGE YOUR INVESTMENT............................................10
   DIVIDENDS AND DISTRIBUTIONS................................................10
   TAX CONSEQUENCES...........................................................11
   TRUST POLICIES.............................................................11

FINANCIAL HIGHLIGHTS..........................................................12


DESCRIPTION OF S&P CORPORATE BOND RATINGS.....................................13


APPENDIX - PORTFOLIO COMPOSITION..............................................13

                                 OVERVIEW OF THE TRUST

Objectives

         The Trust's primary objective is the production of income. Capital appreciation is also an objective of the Trust, but its achievement must be compatible with the primary objective.

Principal Strategies

         The Trustees invest primarily in marketable securities of established companies which the Trustees believe provide reasonable income and which, where consistent with this objective, may have potential for capital appreciation. This would include bonds which may be purchased at a discount, preferred stocks, common stocks paying dividends, securities convertible into common stocks and securities with warrants attached. For equity investments the Trustees consider their potential for appreciation based upon both growth and value analysis. The proportion of the Trust's assets invested in each type of security will vary from time to time depending on market and economic conditions. The Trust emphasizes fixed income securities and more than 80% of its assets have been held in bonds or other debt securities. The Trust does not impose any particular rating standards or maturity guidelines which must be applied in making investment decisions. High-yield fixed income securities are typically issued with maturities of less than ten years; and the Trust's holdings are generally within this range.

         The Trust's portfolio emphasizes debt securities which are rated as lower than investment grade by either of the two principal rating services or unrated securities having similar characteristics (sometimes referred to as "junk bonds"). The Trustees have usually relied upon their own credit analysis in making decisions concerning the Trust's portfolio. For equity investments the Trustees consider their potential for appreciation based upon growth and value analysis.

         From time to time the Trust will make use of borrowed funds in order to raise additional funds for investment or to avoid liquidating securities for cash needs such as redemptions. Leverage is limited to one quarter of the Trust's total assets. The amount of leverage outstanding at any one time cannot be determined in advance. The Trustees may vary the amount of borrowings from time to time within the authorized limits, including having no borrowings at all.

         In response to adverse market or economic conditions the Trust may invest for relatively short periods of time in short-term, highly liquid securities with maturities of 180 days or less. These securities may include commercial paper or securities issued or guaranteed by the U.S. Government. This would be likely to happen when the Trustees believe that liquidity is highly desirable in response to adverse market or economic conditions and that therefore the Trust should adopt a temporary defensive policy. When so invested the Trust may not achieve its investment objectives.

Principal Risks

         Risks of Lower Rated Debt Securities. Lower rated debt securities (sometimes referred to as "junk bonds") may be subject to increased market volatility and can present an increased risk of investment loss. These risks include:

         The creditworthiness of an issuer affecting its ability to make current interest payments on debt;

         Potential for loss of principal of debt securities if an issuer goes into default or bankruptcy;

         Liquidity/Marketability of investments; i.e. potential difficulty in disposing of securities under adverse market conditions;

         The prices of lower rated debt securities are sometimes more sensitive to changes in economic conditions.

         Lower rated securities are subject to greater sensitivity to these risks than higher rated securities. Bonds which are rated as less than investment grade may be more susceptible than higher rated securities to real or perceived adverse economic conditions, such as a projected recession, which cause a lessening of confidence in the ability of highly leveraged issuers to service outstanding debt.

         You should consider the relative risk of investing in these types of securities, which are generally not meant for short-term investments.

         Interest Rate Risk In addition to credit risk, the value of some fixed income investments such as bonds tends to fall as interest rates rise. Longer-term debt securities are more sensitive to changes in interest rates.

         Leverage Borrowed funds can cause net asset value to decrease faster in a falling market. If, for example, the Trust makes a $1,000 investment for which it had borrowed $200 (20%) of the purchase price and the investment lost 20% of its value, to $800, the Fund would have a loss of $200 on an $800 investment, or 25% of the amount invested and be obligated to repay to $200 with interest. Leverage can, therefore, involve additional risk.

         Equity Risk To the extent the Trust invests in equity securities, it runs the risk that deterioration in general market conditions or adverse changes in an issuer's revenues or profitability can result in loss.

         Financial Markets Risk Movements in financial markets, both domestic and foreign, may adversely affect the price of the Trust's investments, irrespective of the performance of the companies in which we invest. The market as a whole may not favor the types of investments the Trust makes.

         Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

Suitability

         The Trust may be appropriate for investors who seek one or more of the following:

o        production of income over the long-term;

o a fund emphasizing fixed income investments in companies issuing higher yielding, lower rated securities.

         You should also consider the following:

o an investment in the Trust involves risk and should be part of a balanced investment program;

o the Trust is generally for investors with longer-term investment horizons;

o there is a risk that you could lose money by investing in the Trust and there is no assurance that it will achieve its investment objectives;

o Trust shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

Performance

         The following performance related information provides some indication of the risks of investing in the Trust by showing changes in the Trust's performance from year to year and by comparing its average annual return with the First Boston Global High-Yield Index. Past performance does not guarantee future results.

         The following bar chart shows the Trust's annual total return for each of the ten years ended December 31, 2000:

Best quarter: 1st quarter 1993, up 8.21%

Worst quarter:    3rd quarter 1998, down -10.45%

             Periods Ended December 31, 2000 (Average Annual Return)

                                One Year            Five Years             Ten Years
The Trust                       (6.05)%               5.83%                  11.31%
First Boston Global             (5.21)%               4.51%                  11.20%
High- Yield Index1/


                                INVESTOR EXPENSES

         This table describes the fees and expenses that you may pay if you buy and hold shares of the Trust.

                                Shareholder Fees

                    (Fees Paid Directly From Your Investment)

Maximum Sales Charge (Load) Imposed on Purchases.....................       None
Maximum Deferred Sales Charge (Load).................................       None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends..........       None
Redemption Fee.......................................................       None


                         Annual Trust Operating Expenses

                    (Expenses That Are Deducted From Fund Assets)



Trustees' Fees.......................................................       .50%
Distribution (12b-1 Fees)............................................       None
Interest Expense.....................................................       .61*
Other Expenses.......................................................       .11%

Total Annual Trust Operating Expenses................................      1.22%


Example

         This example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

         The example assumes that you invest $10,000 in the Trust for the time periods indicated and redeem at the end of the period. The example also assumes that your investment has a 5% return each year, including reinvested dividends and distributions, and that the Trust's operating expenses remain the same. Although your actual costs maybe higher or lower, based on these assumptions your costs would be:

1 year*            3 years*              5 years*              10 years*
 $124               $387                   $670                  $1477

*During the fiscal year ended September 30, 2000, the Trust incurred an unusually high interest expense. Had the Trust not incurred this additional expense the above figure would be: 1 year - $62.00, 3 - $195.00, 5 years - $340.00, and 10 years - $762.00.


                                 FUND MANAGEMENT

         The Trustees principally responsible for the day-to-day management of the Trust's portfolio are Ernest E. Monrad and Bruce H. Monrad. Ernest E. Monrad has served as a Trustee of the Trust since 1960 and served as its Chairman from 1969 to 2000. Bruce H. Monrad has been associated with the Trust since July, 1989 as co-portfolio manager and was appointed a Trustee in May, 1993 and Chairman in May, 2000.

         From time to time a Trustee or an employee of Northeast Investors Trust may express views regarding a particular company, security, industry or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Trust or any other person in the Northeast Investors organization. Any such views are subject to change at any time based upon market or other conditions and Northeast Investors disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for Northeast Investors Trust are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Trust.

         Northeast Investors Trust personnel may invest in securities for their own investment accounts, including securities that may be purchased or held by the Trust pursuant to a Code of Ethics that establishes procedures for personal investing and restricts certain transactions.

                                    EXPENSES

                  Under the Declaration of Trust, the Trustees receive an annual fee equal to 1/2 of 1% of the principal of the Trust. The principal of the Trust for this purpose is taken as a total of the market value of the portfolio and other assets less all liabilities, except accrued Trustees' fees. Other than the fee to the Trustees, the Trust pays no compensation to any person other than in the ordinary course of business. There are other expenses of the Trust which are paid by it directly. These include expenses such as taxes, custodian's fees and expenses, legal and auditing fees and expenses, bookkeeping expenses, and the expense of qualifying shares for sale under federal and state laws. The Trust also acts as its own transfer agent and, as such, carries out all functions relating to the maintenance of its shareholder accounts, transfers and redemption of shares, and mailings to shareholders. It pays the expenses relating thereto, including the compensation of persons performing these functions and data processing expenses.

                            SALES WITHOUT "SALES CHARGE"

         The Trust offers investors an opportunity to share in the benefits of a mutual fund without requiring that they pay a sales commission or distribution expense. It has no "sales charge", "load charge" or "12b-1 fee". The purchase of shares of numerous other mutual funds requires the investor to pay amounts for a selling commission and related expenses. This reduces the net amount invested which the Trust actually receives.

                             SHAREHOLDER INFORMATION

General Information

         For account, product and service information, please use the following web site, telephone number or address:

         o For information over the Internet, visit the Trust's web site at www.northeastinvestors.com;

         o        For information over the telephone use 1-800-225-6704;

         o        For information by mail use

                            Northeast Investors Trust

                           50 Congress Street
                           Boston, MA  02109.

Account Registrations

         Some of the different ways to set up (register) your account with the Trust are listed in the following table. For certain accounts, beneficiary designation forms and agreements are available permitting the designated beneficiary(ies) to own the account after the death of the original owner(s) without probate or similar legal steps. These materials are available from the Trust.

Individual or Joint Tenant

         For your general investment needs
--------------------------------------------------------------------------------



Transfer on Death (TOD)/ Pay on Death (POD)


         Beneficiary designation in registration (need to request special application)


Retirement

         For tax-advantaged retirement savings

o        Traditional Individual Retirement Accounts (IRAs)

o        Roth IRAs

o        Roth Conversion IRAs

o        Rollover IRAs

o        Educational IRAs

o        Keogh Plans

o        SIMPLE IRAs

o        Simplified employee Pension Plans (SEP-IRAs)

o        403(b) Custodial Accounts

--------------------------------------------------------------------------------

Gifts or Transfers to a Minor (UGMA, UTMA)

         To invest for a child's education or other future needs


--------------------------------------------------------------------------------

Trust

         For money being invested by a trust


--------------------------------------------------------------------------------

Business or Organization

         For investment needs of corporations, associations, partnerships or other groups

How to Invest

         Your initial investment must be accompanied by a completed Application, in the form attached to this Prospectus or one that can be obtained from our web site. You may purchase shares of the Trust at the per share net asset value next determined after the Trust or an authorized broker or agent receives a purchase order. There is no sales charge or commission. The Trust computes net asset value per share by dividing the market value of all securities plus other assets, less liabilities, by the number of shares outstanding. Net asset value is determined as of the close of the New York Stock Exchange on each day when it is open, based upon market quotations for the Trust's portfolio securities. Brokers or dealers may accept purchase and sale orders for shares of the Trust and may impose a transaction charge for this service. Any investor may, however, purchase or redeem shares without such additional charge by dealing directly with the Trust.

         Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Trust may reject any purchase orders, including exchanges, particularly from market timers or investors who, in the Trust's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Trust.

         When you place an order to buy shares, note the following:

o The minimum initial investment in the Trust for each account is $1,000 ($500 for IRAs);

o Checks must be drawn on U.S. banks. Third party checks are not acceptable;

o        The Trust does not accept cash;

o Purchase orders may be sent directly or through an authorized broker or another authorized agent;

o There is no minimum for subsequent investment either by mail, telephone or exchange;


o        There is a $100,000 maximum for telephone investments.

         You may participate in an automatic investment plan by completing the appropriate section of the application. Under the Trust's automatic investment plan regular deductions (minimum $50) will be made from your bank checking account.

Investment Plans

         The  Trust  offers   shareholders   tax-advantaged   retirement  plans,
including a Prototype Defined Contribution Plan for sole proprietors, partnerships and corporations, Individual Retirement Accounts, and 403(b) Retirement Accounts. Details of these investment plans are available from the Trust at the address shown on the cover of this Prospectus.

How To Withdraw Your Investment

         You are entitled to redeem all or any portion of the shares credited to your account by submitting a written request for redemption to the Trust. Within seven days after the receipt of such a request in "good order" as described below, you will be sent an amount equal to the net asset value of the redeemed shares. This will be the net asset value next determined at the close of the New York Stock Exchange after the redemption request has been received.*

*You will not receive interest on amounts represented by uncashed redemption checks.

         A redemption request will be considered to be in "good order" if it meets the following requirements:

o The request is in writing, indicates the number of shares to be redeemed and identifies your account. The letter must be signed by all registered owners;


o You also send in any certificates issued representing the shares, endorsed for transfer (or accompanied by a stock power in customary form) exactly as the shares are registered;

o For redemptions in excess of $5,000, your signature has been guaranteed by a U.S. bank or trust company, member of a national securities exchange or other eligible guarantor institution. Mere witnessing of a signature is not sufficient; a specific signature guarantee must be made with respect to all signatures. A notary public is not an acceptable guarantor;

o In the case of corporations, executors, administrators, trustees or other organizations you enclose evidence of authority to sell (i.e. a corporate resolution);


o If shares to be redeemed represent an investment made by check, the Trust reserves the right to delay payment until the check has been cleared up to a maximum of 10 days;

o A signature guarantee as described above is required on all redemptions when the check is mailed to an address other than the address of record or if an address change occurred in the past 30 days;

o Telephone redemptions will not be made (unless confirmed in writing on the same day by hand delivered notice or facsimile to (617) 523-5412 or
         (617) 742-5666);

o Telephone instructions from the registered owner to exchange shares of the Trust for shares of Northeast Investors Growth Fund will be accepted.

         No specific election is required in the Application to obtain telephone exchange or purchase privileges. The Trust will employ reasonable procedures, including requiring personal identification, prior to acting on telephone instructions to confirm that such instructions are genuine. If the Trust does not follow such procedures it may be liable for losses due to unauthorized or fraudulent instructions. Otherwise it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

         The Trust reserves the right to deliver assets in whole or in part in kind in lieu of cash. The Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90 day period for any one shareholder. Shareholders receiving redemptions in kind will incur brokerage costs in converting securities received to cash.

         If you are an investor in a tax-advantaged retirement plan you should consider specific taxpayer restrictions, penalties and procedures that may be associated with redemptions from your retirement plan in order to qualify under the provisions of the Internal Revenue Code. The Trust assumes no responsibility for determining whether any specific redemption satisfies the conditions of federal tax laws. That determination is your responsibility. Penalties, if any, apply to withdrawals from the plan, not to redemptions from the Trust, and are governed by federal tax law alone.

How to Exchange Your Investment

         An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

         As a shareholder, you have the privilege of exchanging shares of the Trust for shares of Northeast Investors Growth Fund without any charge.

         However, you should note the following policies and restrictions governing exchanges:

o You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number or social security number;

o        Before exchanging into a fund, read its prospectus;

o        Exchanges may have tax consequences for you;

o If shares to be exchanged represent an investment made by check, the Trust reserves the right to delay payment until the check has been cleared up to a maximum of 10 days;

o Each fund may temporarily or permanently terminate the exchange privilege of any investor who makes excessive exchanges out of the fund per calendar year;

o The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information;

o Each fund may refuse exchange purchases by any group if, in management's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

         The funds may terminate or modify the exchange privileges in the future.

Dividends and Distributions

         The Trust has paid dividends in each quarter since its organization. The Trust earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. These payments are generally made around the end of February, May, August and November. The Trust also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. Such distributions, if any, would occur between October 31 and December 31. Since 1969, the Trust has made only one such distribution, in 1999.

         When you open an account, specify on your application how you want to receive your distributions. The following options are available for the Trust's distributions:

         (1) Reinvestment Option. Your dividends and capital gains distributions will be automatically invested in additional shares of the Trust. If you do not indicate a choice on your application, you will be assigned this option;

         (2) Cash/Reinvest Option. Your dividends will be paid in cash. Your capital gains distributions will be automatically reinvested in additional shares of the Trust;

         (3) Cash Option. Your dividends and capital gains distributions will be paid in cash.

                  Note: The Trust strongly recommends direct deposit for
                        shareholders electing to receive dividends or distributions in cash.

         If you elect to receive the distributions paid in cash by check and the U.S. Postal Service does not deliver your checks for a period of six months, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

         As with any investment, your investment in the Trust could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

         Taxes on Distributions. Distributions you receive from the Trust are subject to federal income tax, and may also be subject to state or local taxes.

         For federal tax purposes, the Trust's dividends made from income and distributions of short-term capital gains are taxable to you as ordinary income. The Trust's distributions of long-term capital gains are taxable to you generally as capital gains.

         If you buy shares when the Trust has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

         Any taxable distributions you receive from the Trust will normally be taxable to you when you receive them, regardless of your distribution option.

         Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the Trust is the difference between the cost of your shares and price you receive when you sell them.

Trust Policies

         The following policies apply to you as a shareholder.

         Statements and reports that the Trust sends to you include the following:

o Confirmation statements after transactions affecting your account balance;

o        Financial reports (every six months).

         When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Trust to withhold 31% of your taxable distributions and redemptions.

                              FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Trust's financial performance for the past 10 years. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Trust (assuming reinvestment of all dividends and distributions).

         This information has been audited by PricewaterhouseCoopers LLP, Independent Accountants, for the years ended September 30, 1993 through September 30, 2000 and by Ernst & Young LLP for the years ended September 30, 1991 and September 30, 1992. The report of PricewaterhouseCoopers LLP on the financial statements and financial highlights for the year ended September 30, 2000 is included in the Statement of Additional Information, which is available upon request and without charge.


                                  Year Ended September 30,Per Share Data

                        2000       1999      1998      1997      1996      1995      1994      1993      1992      1991
Net Asset Value:
Beginning of   Period   $10.08    $10.42    $11.79    $10.90    $10.33    $10.02     $9.94     $9.50     $8.83     $8.81
Income From  Investment
  Operations:
Net investment income    1.02      1.05      1.01      .98       .98       .98        .98       1.04      1.15     1.32
Net realized and
  unrealized gain(loss)
  on investment          (.90)     (.23)    (1.42)     .91       .58       .29        .09       .42       .67      .04
Total from  investment

  operations              .12       .82      (.41)     1.89     1.56       1.27     1.07       1.46      1.82     1.36
Less Distributions:
Net investment income   (1.12)     (.98)     (.96)    (1.00)    (.99)      (.96)    (.99)     (1.02)    (1.15)   (1.34)

Capital Gain               -       (.18)       -        -         -          -        -         -          -        -

Net Asset Value:
  End of Period         $9.08     $10.08    $10.42    $11.79    $10.90    $10.33    $10.02     $9.94    $9.50     $8.83
                        ===========================================================================================
Total Return            1.29%      7.99%    (4.13)%    18.16%    15.98%   13.44%    10.96%     16.25%   21.85%    17.63%


Ratios & Supplemental Data
Net assets end of  period
(in   millions)       $1,430.6   $2,059.1  $2,046.7   $2,074.2  $1,200.5  $797.6   $582.1     $475.0   $452.8    $310.7

Ratio of operating
  expenses to average
  net assets*            1.22%     0.73%     0.70%     0.65%      0.69%    1.02%    1.06%      1.21%    1.44%     1.89%

Ratio of interest
  expense to average
  net assets              .61%     .12%      .09%       .01%      .03%      .35%    .36%       .48%      .65%     1.01%

Ratio of net investment
  income to average
  net assets            10.84%     9.99%     8.73%     8.65%    9.41%    9.77%     9.37%      0.53%    12.36%    15.38%

Portfolio turnover

  rate                   3.80%    27.00%     63.80%    33.44%    32.01%   40.58%  73.36%     75.72%    59.41%    33.77%



*(including Interest Expense)


                            DESCRIPTION OF S&P CORPORATE BOND RATINGS

Set forth below is description of the rating categories. The ratings of S&P represent their opinion as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

              AAA           Highest quality.  Ability to pay interest and principal very strong.
              AA            High quality.   Ability to pay interest and principal strong.
               A            Medium to high quality.  Ability to pay interest and
                            principal,   but  more  susceptible  to  changes  in
                            circumstances and the economy.

              BBB           Medium quality.  Adequate ability to pay, but highly susceptible to adverse circumstances.
              BB            Speculative.  Less near-term likelihood of default relative to other speculative issues.
               B            Current capacity to pay interest and principal,  but
                            highly susceptible to changes in circumstances.

              CCC Likely to default, where payment of interest and principal is dependent on favorable circumstances.

              CC            Debt subordinate to senior debt rated CCC.
               C            Debt subordinate to senior debt rated CCC-
               D Currently in default,  where interest or principal has not been made as promised.


                            APPENDIX - PORTFOLIO COMPOSITION

         The table below reflects the composition by quality rating of the investment portfolio of the Trust on a month-end weighted average basis for the fiscal year ended September 30, 2000. It gives the percentage of total assets represented by fixed income securities rated by Standard & Poor's Corporation ("S&P") and by unrated fixed income securities. The allocations in the table are not necessarily representative of the composition of the Trust's portfolio at other times.

<
S&P Rating                                                            Portfolio
Category                                                             Composition
--------                                                               --------
Unrated................................................................ 11.2%
AAA....................................................................   -
AA.....................................................................   -
A......................................................................   -
BBB....................................................................   -
BB..................................................................... 10.4%
B...................................................................... 63.8%
CCC.................................................................... 13.9%
CC, C, D...............................................................  0.7%


                              FOR MORE INFORMATION

         You can find additional information about the Trust in the following documents:

         STATEMENT OF ADDITIONAL INFORMATION. (SAI). The SAI contains more detailed information about the Trust and its investment limitations and policies. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus(is legally part of this prospectus).

         ANNUAL AND SEMIANNUAL REPORTS. Additional information about the Trust's investments is available in the Trust's Annual and Semiannual reports to shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategy that significantly affected the Trust's performance during its last fiscal year.

         You may obtain a free copy of the Trust's current Annual/Semiannual report or SAI or make any other shareholder inquiry by writing or calling the Trust at:

         Northeast Investors Trust

         50 Congress Street

         Boston, MA 02109
         (800) 225-6704

         www.northeastinvestors.com

         You can also review and copy information about the Trust at the SEC's Public Reference Room in Washington, D.C. You can call the SEC at 1-202-942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Trust are available on the SEC's internet site at http://www.sec.gov and copies may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov writing the Public Reference Center of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

         The Trust's reference number as a registrant under the Investment Company Act of 1940 is 811-576.

                          NORTHEAST INVESTORS TRUST

                               50 Congress Street

                           Boston, Massachusetts 02109

                                 (800) 225-6704

                                 (617) 523-3588

                          Shares of Beneficial Interest

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 2001

This Statement of Additional Information supplements the Prospectus for the Trust dated February 1, 2001 and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained from the Trust at the above address. This Statement of Additional Information is not a Prospectus.

              TABLE OF CONTENTS                                    Page

The Trust                                                           B-2
Investment Objectives, Policies
 and Restrictions                                                   B-2
Trustees and Officers                                               B-4
Compensation of Trustees                                            B-6
Custodian and Independent Accountants                               B-7
Bank Loans                                                          B-7
Brokerage                                                           B-8
Price and Net Asset Value                                           B-8
Shareholder Plans                                                   B-9
Tax-Advantaged Retirement Plans                                     B-10
Dividends, Distributions & Federal Taxes                            B-12
Capital Shares                                                      B-13
Historical Performance Information                                  B-13
Financial Statements                                                B-15

                                    THE TRUST

         Northeast Investors Trust, herein called the Trust, is a diversified open-end management investment company organized March 1, 1950 by an Agreement and Declaration of Trust executed under the laws of The Commonwealth of Massachusetts.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

         As explained in the Prospectus, the purpose of the Trust is to provide investors with a vehicle for investment under the management of the Trustees. Through this Trust, the Trustees will seek to provide a managed, diversified investment program, the primary objective of which shall be the production of income. Capital appreciation is also an objective of the Trust, but its achievement must be compatible with the primary objective.

         In addition to the investment objectives and policies described in the Prospectus, the Trust has adopted certain investment restrictions. So long as these restrictions remain in effect, the Trustees may not: (1) Purchase any securities which would cause more than 5% of the Trust's total assets at the time of such purchase to be invested in the securities of any issuer, except the United States Government. (2) Purchase any securities which would cause the Trust at the time of such purchase to own more than 10% of any class of any issuer. (3) Purchase the securities of any issuer that together with any predecessor thereof have been engaged in continuous operation for less than three years. (4) Purchase real estate or commodities or commodities contracts, but this limitation does not preclude an investment in the securities of organizations which deal in real estate or commodities or commodities contracts or in securities secured by interests in real estate. (5) Purchase the securities of any investment company, except in connection with a merger, consolidation or acquisition or by purchase of securities of closed-end investment companies in regular transactions in the open market. (6) Purchase securities on margin or effect short sales of securities (7) Make loans, except that the Trust may acquire publicly distributed bonds, debentures, notes and other debt securities. (8) Act as an underwriter of securities except insofar as the Trust might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities. (9) Invest in companies for the purpose of exercising management or control. (10) Invest in puts, calls, straddles, spreads or any combinations thereof. (11) Purchase or retain the securities of any issuer if all Trustees together own more than 1/2 of 1% of the securities of such issuer. (12) Deal as principal with the Trust in the purchase or sale of portfolio securities. (13) Deal as agent with the Trust in the purchase or sale of portfolio securities. (14) Invest in securities for which there is no readily available market, if at the time of acquisition more than 5% of the Trust's assets would be invested in such securities. (15) Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs. (16) Invest in warrants if at the time of acquisition more than 2% of the Trust's assets would be invested in warrants.
(17) Invest in securities of foreign issuers if at the time of acquisition more than 10% of the Trust's assets would be invested in such securities. (18) Purchase any security if, after giving effect to such purchase, more than 25% of the Trust's assets would be invested in any one industry. (19) Issue senior securities or borrow money, except that the Trust may borrow funds up to a maximum amount equal to 25% of the Trust's total assets and may pledge assets as security for such borrowings.

         The above policies do not preclude the lending of portfolio securities to broker-dealers. Loans of portfolio securities of the Trust will be made, if at all, in strictest conformity with applicable federal and state rules and regulations. While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Trust's management to be of good standing and will not be made unless, in the judgment of the Trust's management, the consideration to be earned from such loans would justify the risk. The purpose of such loan transactions is to afford the Trust an opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

         The Trust does not intend to engage in trading for short-term profits, and portfolio turnover will be limited in accordance with the Trust's objective of producing income. This does not, however, preclude an occasional investment for the purpose of short-term capital appreciation. During the fiscal years ended September 30, 2000 and 1999 the rates of total portfolio turnover were 3.80% and 27.00% respectively. Although investment policy or changed circumstances may require, in the opinion of the Trustees, an increased rate of such portfolio turnover, the Trustees do not anticipate that such turnover will be substantially in excess of that experienced by the Trust in recent years.

                              TRUSTEES AND OFFICERS

         The Trustees of the Trust are Ernest E. Monrad, Bruce H. Monrad, Robert B. Minturn, Jr., C. Earl
Russell, Fred L. Glimp,  J. Murray Howe and Peter J. Blampied.  Under Massachusetts law, the Trustees are
                                            -----------------
generally responsible for the management of the Trust.  The following table provides certain information about the Trust's Trustees and Officers:
Name, Address and Age                    Position(s) Held with Trust            Principal Occupation(s) During Last
                                                                                5 Years

Ernest E. Monrad (1)                     Trustee                                Trustee of the Trust, Chairman until
50 Congress Street                                                              May, 2000
Boston, MA
Age 70

Bruce H. Monrad(1)                       Chairman and Trustee                   Trustee and officer of the Trust
50 Congress Street
Boston, MA
Age 38

William A. Oates, Jr.                    President                              Trustee and President of Northeast
50 Congress Street                                                              Investors Growth Fund
Boston, MA
Age 58

Gordon C. Barrett                        Executive Vice President and           Officer of the Trust
50 Congress Street                       Treasurer
Boston, MA
Age 44

Robert B. Minturn (1)                    Trustee, Clerk, and Vice President     Clerk and Trustee of the Trust
50 Congress Street
Boston, MA
Age 61

C. Earl Russell                          Trustee                                Adviser to the accounting firm of
50 Congress Street                                                              Russell, Brier & Co.
Boston, MA
Age 92


Fred L. Glimp                            Trustee                                Special Assistant to President and
1350 Massachusetts Ave.                                                         former Vice President for Alumni
Cambridge, MA                                                                   Affairs and Development of Harvard
Age 74                                                                          University


J. Murray Howe                           Trustee                                Of counsel to the law firm of
One Post Office Square                                                          Sullivan & Worcester
Boston, MA
Age 76

Peter J. Blampied                        Trustee                                President of Corcoran Management Co.
100 Grandview Road                                                              Inc.
Braintree, MA 02184
Age 58

         (1) Indicates a Trustee who is an "interested person" under the Investment Company Act of 1940, as amended.

         The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on November 30, 2000 was 1,345,688.196 shares (.91%).

         The Trust has adopted a Code of Ethics governing personal securities transactions by persons associated with the Trust who have access to information about its investment operations. The Code does permit investments by Trust personnel for their own accounts, but requires approvals and reporting. The Code of Ethics of the Trust is on file as an exhibit to this registration statement and may be obtained through the Securities Exchange Commission.

                            COMPENSATION OF TRUSTEES

         Under the Declaration of Trust, the Trustees are entitled to receive an annual fee equal to 1/2 of 1% of the principal of the Trust, computed at the end of each quarter year at the rate of 1/8 of 1% of the principal at the close of such quarter. The principal of the Trust for this purpose is taken as a total of the value of the portfolio and other assets less all liabilities, except accrued Trustees' fees, valued set forth below under "Price and Net Asset Value". The total Trustee fee of for each of the fiscal years ended September 30, 1998, 1999 and 2000 was $11,565,681, $11,305,545 and $7,932,510, respectively.

         The following table shows the aggregate compensation paid during the fiscal year ended September 30, 2000 to the Trustees and Officers of the Trust from the Trustees fee or otherwise.

Name and Position                                                                         Aggregate Compensation Paid

Ernest E. Monrad,  Trustee                                                                                 $2,649,984
Bruce H. Monrad, Chairman and Trustee                                                                      $2,829,341
William A. Oates, Jr., President                                                                           $2,100,685
Gordon C. Barrett, Executive Vice President and Treasurer                                                   $ 350,000
Robert B. Minturn, Jr., Vice President, Clerk and Trustee                                                   $ 240,000
C. Earl Russell, Trustee                                                                                     $ 30,000
Fred L. Glimp, Trustee                                                                                       $ 30,000
J. Murray Howe, Trustee                                                                                      $ 30,000

Peter J. Blampied, Trustee                                                                                   $ 22,500

         Under the Declaration of Trust, the Trustees are required to furnish the Trust from their compensation, financial and statistical services for the Trust and such office space as the Trust may require.

                      CUSTODIAN AND INDEPENDENT ACCOUNTANTS

         The custodian for the Trust is Investors Bank & Trust Company, 200 Clarendon Street , Boston, Massachusetts. The custodian maintains custody of the Trust's assets. The Trust acts as its own Transfer and Shareholder Servicing Agent.

         The independent accountants for the Trust are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts. PricewaterhouseCoopers LLP audits the Trust's annual financial statements included in the annual report to shareholders, reviews the Trust's filings with the Securities and Exchange Commission on Form N-lA and prepares the Trust's federal income and excise tax returns.

                                   BANK LOANS

         The following table shows the Trust's borrowing in each of the ten years ended September 30, 2000.

                                                                                                     Amount of Debt
                                                                                Average                Outstanding
                                                          Amount of            Amount of             As a percentage
                                                            Debt                 Debt                  of average
Year Ended                                               Outstanding          Outstanding              net assets
                                                         ------------         -------------          ----------------
September 30,

1991............................................           49,077,000              35,925,779              13.60%
1992............................................           51,990,000              42,752,526              11.76%
1993............................................           75,321,000              50,497,798              16.17%
1994............................................           54,363,000              41,432,102               7.42%
1995............................................            3,552,000              32,973,723               5.03%
1996............................................            8,331,405              88,985,931              10.35%
1997............................................                    0               4,166,183                .26%
1998............................................           90,826,838              36,630,591               1.59%
1999............................................          197,275,213              48,732,032               2.15%
2000............................................          127,443,774             163,418,832               9.80%

*Monthly method (sum of amounts outstanding at beginning of year and at the end of each month during the year divided by 13)

                                    BROKERAGE

         Decisions to buy and sell securities for the Trust and as to assignment of its portfolio business and negotiation of its commission rates are made by the Trustees. It is the Trustees' policy to obtain the best security price available, and, in doing so, the Trustees assign portfolio executions and negotiate commission rates in accordance with the reliability and quality of a broker's services and their value and expected contribution to the performance of the Trust. In order to minimize brokerage charges, the Trust seeks to execute portfolio transactions with the principal market maker for the security to which the transaction relates in the over-the-counter market unless it has been determined that best price and execution are available elsewhere. Such portfolio transactions may be carried out with broker-dealers that have provided the Trustees or the Trust with research and other investment related services. Such services may include furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing portfolio analyses and reports concerning issuers, industries, securities, economic factors and trends; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). It is not, however, the Trustees' policy to pay a higher net price to a broker-dealer or receive a lower net price from a broker-dealer solely because it has supplied such services. During the fiscal year ended September 30, 2000, the Trust engaged in portfolio transactions involving broker-dealers totaling $527,645,924. Of this amount $64,532,591 involved trades with brokers acting as agents in which such brokers received total brokerage commissions of $62,785. The remaining $429,153,638 in portfolio trades consisted of principal transactions with market makers and other dealers. During the fiscal years ended September 30, 1998 and 1999 brokerage commissions paid totaled $61,062 and $38,966 respectively. All such portfolio transactions completed by the Trust during the year ended September 30, 2000 were carried out with broker-dealers that have provided the Trust with research, and other investment related services.

                            PRICE AND NET ASSET VALUE

         It is the current policy of the Trust that the public offering price of shares of the Trust equal their net asset value, the Trust receiving the full amount paid by the investor. The net asset value is determined as of the close of the New York Stock Exchange on each day that the Exchange is open. It is the only price available to investors whose orders were received prior to the close of the Exchange on that day. The price to investors whose applications for purchase are received after the close of the New York Stock Exchange or on a non-business day will be the net asset value next determined. The net asset value of the Trust's shares is determined by dividing the market value of the Trust's securities, plus any cash and other assets (including dividends accrued) less all liabilities by the number of shares outstanding. Securities and other assets for which market quotations are readily available are valued at market values determined on the basis of the last quoted sale prices prior to the close of the New York Stock Exchange (or the last quoted bid prices in the event there are no sales reported on that day) in the principal market in which such securities normally are traded as publicly reported or furnished by recognized dealers in such securities. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. An adjustment will be made for fractions of a cent to the next highest cent. The Trust makes no special payment for the daily computation of its net asset value.

                                SHAREHOLDER PLANS

Open Accounts

         Upon making an initial investment (minimum amount $1,000), a shareholder will automatically have an Open Account established for him on the books of the Trust. Once any account is opened there is no limitation to the size or frequency of investment. The shareholder will receive a confirmation from the Trust of this and each subsequent transaction in his Account showing the current transaction and the current number of shares held. A shareholder may make additional investments in shares of the Trust at any time by ordering the Trust shares at the then applicable public offering price. Share certificates which have been issued to a shareholder may be returned to the Trust at any time for credit to the shareholder's Open Account. Shares held in an Open Account may be redeemed as described in the Prospectus under "How to Withdraw Your Investment". Income dividends and capital gains distributions are credited in shares on the payment date (which may be different than the record date) at the applicable record date closing net asset value, unless a shareholder has elected to receive all income dividends and/or capital gains distributions in cash.

Automatic Investment and Withdrawal Plans

         These Plans have been developed to accommodate those who wish to make purchases or sales of shares of the Trust on a continuing basis without the imposition of any fee or service charge. Subject to the initial investment minimum of $1,000, any shareholder maintaining an Open Account may request in his application or otherwise in writing that investments be made through automatic deductions (minimum $50) from his bank checking or savings account or that withdrawals be made automatically with the redemption price paid by check or electronic funds transfer. The shareholder may cancel his participation in either Plan at any time, and the Trust may modify or terminate either Plan at any time.

         An investor should understand that he is investing in a security, the price of which fluctuates, and that under the Plans he will purchase or sell shares regardless of their price level and that if he terminates the Plan and sells his accumulated shares at a time when their market value is less than his cost, he will incur a loss. In the case of the Automatic Investment Plan, he should also take into account his financial ability to continue the Plan through periods of low prices and understand that the Plan cannot protect him against loss in declining markets.

                         TAX-ADVANTAGED RETIREMENT PLANS

         In addition to regular accounts, the Trust offers tax-advantaged retirement plans which are described briefly below. Contributions to these plans are invested in shares of the Trust; dividends and other distributions are reinvested in shares of the Trust. Contributions may be invested in shares of Northeast Investors Growth Fund as well as shares of the Trust.

         Contributions to these retirement plans, within the limits and circumstances specified in applicable provisions of the Internal Revenue Code, are excludable or deductible from the participant's income for federal income tax purposes. In addition, non-deductible or after-tax contributions may be made to these retirement plans to the extent permitted by the Internal Revenue Code. Reinvested dividends and other distributions accumulate free from federal income tax while the shares of the Trust are held in the plan. Distributions from these plans are generally included in income when received; however, after-tax or non-deductible contributions may be recovered without additional federal income tax. Premature distributions, insufficient distributions after age 70 1/2 or excess contributions may result in penalty taxes.

         Investors Bank & Trust Company serves as trustee or custodian of each of the following plans. It is entitled to receive specified fees for its services. Detailed information concerning each of the following plans (including schedules of trustee or custodial fees) and copies of the plan documents are available upon request to the Trust at its offices.

         An individual investor or employer considering any of these retirement plans should read the detailed information for the plan carefully and should consider consulting an attorney or other competent advisor with respect to the requirements and tax aspects of the plan.

Prototype Defined Contribution Plan

         The Trust offers a Prototype Defined Contribution Plan suitable for adoption by businesses conducted as sole proprietorships, partnerships or corporations.

         The employer establishes a Prototype Defined Contribution Plan by completing an adoption agreement specifying the desired plan provisions. The adoption agreement offers flexibility to choose appropriate coverage, eligibility, vesting and contribution options subject to the requirements of law. Under a supplement to the Prototype Defined Contribution Plan, an employer may establish a salary reduction or 401(k) plan.

Traditional IRA and Roth IRA

         An individual may open his own Individual Retirement Account (IRA) or Roth IRA using a custodial account form approved for this purpose by the IRS. An individual may have an IRA even though he is also an active participant in a pension or profit-sharing plan or certain other plans. However, depending on the individual's adjusted gross income and tax return filing status, contributions for an individual who is an active participant in another plan may be partially or entirely non-deductible. Contributions to a Roth IRA are non-deductible, but income and gains accumulate free of income tax and distributions after age 59 1/2 are generally not taxable.

403(b) Retirement Account

         Certain charitable and educational institutions may make contributions to a 403(b) Retirement Account on behalf of an employee. The employee may enter into a salary reduction agreement with the employer providing for the employee to reduce his pay by the amount specified in the agreement and for the employer to contribute such amount to the employee's 403(b) Retirement Account. Funds in the account may generally be withdrawn only upon the participant's reaching age 59 1/2 or his termination of employment, financial hardship, disability, or death.

                    DIVIDENDS, DISTRIBUTIONS & FEDERAL TAXES

         It is the Trust's policy to distribute net investment income and net realized capital gains on sales of investments (less any available capital loss carry forwards) annually. Dividends and distributions are credited in shares of the Trust unless the shareholder elects to receive cash.

         Any dividends or distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

         It is the policy of the Trust to distribute its net investment income and net realized gains for each year in taxable dividends and capital gain distributions so as to qualify as a "regulated investment company" under the Internal Revenue Code. The Trust did so qualify during its last taxable year.

         A regulated investment company which meets the diversification of assets and source of income requirements prescribed by the Internal Revenue Code is accorded conduit or "pass through" treatment if it distributes to its shareholders at least 90% of its taxable income exclusive of net capital gains, i.e., it will be taxed only on the portion of such income which it retains.

         To the extent that a regulated investment company distributes the excess of its net long-term capital gain over its net short-term capital loss (including any capital loss carry-over from prior years), such capital gain is not taxable to the company but it is taxable to the shareholder.

         Income dividends and capital gain distributions are taxable as described, whether received in cash or additional shares. Shareholders who have not supplied the Trust with appropriate information with respect to their tax identification or social security number or who are otherwise subject to back-up withholding may have 31% of distributions withheld by the Trust.

         The foregoing discussion relates to federal income taxation. Dividends and capital gain distributions may also be subject to state and local taxes, and shareholders should consult with a qualified tax advisor.

                                 CAPITAL SHARES

         The Trust has only one class of securities--shares of beneficial interest without par value--of which an unlimited number are authorized. Each share has one vote and when issued, is fully paid and nonassessable. Fractional shares may be issued and when issued, have the same rights proportionately as full shares. The shares are transferable by endorsement or stock power in the customary manner, but the Trust is not bound to recognize any transfer until it is recorded on the books of the Trust. Each share is entitled to participate equally in any dividends or distributions declared by the Trustees. In the event of liquidation of the Trust, the holders of shares are entitled to all assets remaining for distribution after satisfaction of all outstanding liabilities. Distributions would be in proportion to the number of shares held. No shares carry any conversion, subscription, or other preemptive rights.

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust provides that the Trustees shall have no power to bind the shareholders personally and requires that all contracts and other instruments shall recite that the same are executed by the Trustees as Trustees and not individually and that the same are executed by the Trustees as not binding upon the Trust's assets. The Trust is advised by counsel (Mintz. Levin, Cohn, Ferris, Glovsky and Popeo, P.C.) that under the applicable Massachusetts decisions, no personal liability can attach to the shareholders under contracts of the Trust containing this recital. Moreover, the Declaration of Trust provides that any shareholder of the Trust shall be indemnified by the Trust for all loss and expense incurred by reason of his being or having been a shareholder of the Trust. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                       HISTORICAL PERFORMANCE INFORMATION

         From time to time, the Trust may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                                      [OBJECT OMITTED]


                  Where:

                  P =      a hypothetical initial payment of $1,000
                  N =      number of years
                  ERV      = ending  redeemable  value of a hypothetical  $1,000
                           payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof)

         The calculation of average annual total return assumes the reinvestment of all dividends and distributions. The Trust may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of the total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Trust's average annual total return as described above. The Trust's total return for the one, five and ten year periods ended September 30, 2000 are set forth in the Prospectus.

         From time to time, the Trust may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 ..................Yield = 2[(a-b/cd + 1)6 - 1]
         Where:

         a =......dividends and interest earned during the period
         b =......expenses accrued for the period (net of reimbursements)
         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

         d = the maximum offering price per share on the last day of the period

         Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Trust owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

         The performance quotations described above are based on historical experience and are not intended to indicate future performance.

         To help investors better evaluate how an investment in the Trust might satisfy their investment objective, advertisements regarding the Trust may discuss various measures of Trust performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare Northeast Investors Trust's performance to performance as reported by other investments, indices and averages.

                              FINANCIAL STATEMENTS

The following financial  statements are included in this Statement of Additional
Information:

         1.       Report of PricewaterhouseCoopers LLP, Independent Accountants

         2.       Schedule of Investments as of September 30, 2000

         3.       Statement of Assets and Liabilities as of September 30, 2000

         4.       Statement of Operations for the Year Ended September 30, 2000

         5. Statements of Changes in Net Assets for each of the two years in the period ended September 30, 2000

         6.       Notes to Financial Statements for the year ended September
                  30, 2000





Corporate Bonds                                                          Market Value

Name of Issuer                                                   Principal   (Note B)
-----------------------------------------------------------------------------------------------------------------------------------
Apparel --1.10%
-----------------------------------------------------------------------------------------------------------------------------------
     Polymer Group Senior. Sub.Notes, 9%, 7/01/07^............  5,100,000 $  4,832,250
     Polymer Group Senior. Sub. Notes, 8.75%, 3/01/08^........ 18,922,000   17,739,375
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            22,571,625

Broadcast -- .10%
-----------------------------------------------------------------------------------------------------------------------------------
     Young Broadcasting Corp., 11.75%, 11/15/04...............  2,000,000   2,070,000

Building & Construction -- .73%
-----------------------------------------------------------------------------------------------------------------------------------
     Aluma Enterprises, Inc., 7.50%, 12/31/01.................  3,736,261   3,428,019
     Associated Materials Senior Sub. Deb. Nts, 9.25%, 3/01/08^ 4,000,000   3,760,000
     Henry Company Senior Notes, 10%, 4/15/08.................  2,500,000   1,650,000
     Nortek, Inc. Senior Sub. Notes, 9.875%, 3/01/04..........  5,950,000   5,845,875
     Nualt Enterprises, Inc., 12%,12/31/04....................  7,042,799     421,864
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           15,105,758


Chemicals-- 7.49%
-----------------------------------------------------------------------------------------------------------------------------------
     General Chemical Ind Senior Sen. Sub. Nts.,10.625%,5/01/09 3,000,000   2,940,000
     Huntsman Corp. Sen. Sub. Floating Rate Notes, 7/01/07^... 39,500,000  34,760,000
     Huntsman Packaging Corp.Sen. Sub. Nts.,9.125%, 10/01/07^   4,500,000   4,140,000
     Huntsman Polymer Corp. Senior Notes, 11.75%, 12/01/04.... 14,000,000  14,700,000
     LaRoche Ind. Sen. Sub. Notes Ser. B, 9.5%, 9/15/07^...... 18,000,000   9,360,000
     Lyondell Senior Secured Notes, 9.625%, 5/01/07...........  5,000,000   4,975,000
     Lyondell Chemical Senior Secured Notes, 9.875%, 5/01/07.. 15,000,000  14,887,500
     Lyondell Chemical Senior Sub. Notes, 10.875%, 5/01/07.... 10,000,000  10,050,000
     PCI(Pioneer)Canada, Inc. Sen. Notes, 9.25%,10/15/07......  4,000,000   3,000,000
     Pioneer Americas Acq. Senior Notes, 9.25%, 6/15/07....... 17,500,000  13,475,000
     Sterling Chemical, Inc. Sen. Sub. Notes, 11.75%, 8/15/06. 12,500,000   7,500,000
     Sterling Chemical Sen. Sub. Nts. Series A,11.25%, 4/01/07 30,025,000  17,114,250
     Sterling Chemical Sen. Sub. Notes Series 12.375%, 7/15/06 14,340,000  13,479,600
     Sterling Chemical Holding Sen. Disc. Nts.,0/12%, 8/15/08# 18,980,000   3,796,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           154,177,350

Clothing-- .44%
-----------------------------------------------------------------------------------------------------------------------------------
     St. John Knits Senior Sub. Notes, 12.50%, 7/1/09......... 10,000,000   9,150,000

Computer Software & Services -- .79%
-----------------------------------------------------------------------------------------------------------------------------------
     Unisys Corporation Senior Notes Series B, 12%, 4/15/03... 15,000,000  16,237,500
Conglomerate -- 1.47%
-----------------------------------------------------------------------------------------------------------------------------------
     Jordan Industries Sen. Sub. Disc. Nts.,0/11.75%, 4/01/09# 21,616,713  14,050,863
     Jordan Industries Senior Notes Series D, 10.375%, 8/01/07  7,000,000   6,650,000
     Jordan Industries Senior Notes, 10.375%, 8/01/07......... 10,000,000   9,500,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           30,200,863

Corporate Bonds--continued                                                Market Value
Name of Issuer                                                  Principal    (Note B)
-----------------------------------------------------------------------------------------------------------------------------------
Electronics --.36%
-----------------------------------------------------------------------------------------------------------------------------------
      Knowles Electronics Senior Sub. Notes, 13.125%, 10/15/09  7,500,000 $ 7,387,500

 Energy/Natural Resources --14.04%
-----------------------------------------------------------------------------------------------------------------------------------
      Forest Oil Senior Sub. Notes, 10.50%, 1/15/06...........  8,000,000   8,280,000
      Giant Industries Sen. Sub. Notes, 9.75%, 11/15/03^......  3,190,000   3,102,275
      Husky Oil Bonds, 8.9/11.1875%, 8/15/28.................. 20,000,000  19,979,800
      Kelley Oil Senior Subordinated Notes, 10.375%, 10/15/06.  7,500,000   3,600,000
      Kelley Oil & Gas, Company Guaranteed, 14%, 4/15/03......  9,928,000   9,928,000
      Key Energy Senior Sub. Notes, 14%, 1/15/09.............. 15,000,000  16,012,500
      NuevoEnergy Senior Sub. Notes Series B, 9.5%, 6/01/08... 10,645,000  10,538,550
      Ocean Energy, Inc.Senior Sub. Notes, 8.875%, 7/15/07.... 20,000,000  19,900,000
      P & L Coal Senior Subordinated Notes, 9.625%, 5/15/08^.. 25,000,000  23,906,250
      Parker &Parsley Senior Notes, 8.875%, 4/15/05...........  9,330,000   9,423,300
      Parker &Parsley Senior Notes, 8.25%, 8/15/07............  9,750,000   9,360,000
      Parker Drilling Co. Senior Sub. Notes, 9.75%, 11/15/06.. 31,195,000  29,947,200
      Pogo Prod. Senior Sub. Notes, 8.75%, 5/15/07............  2,000,000   1,910,000
      Pogo Prod. Senior Sub. Notes, 10.375%, 2/15/09.......... 10,000,000  10,400,000
      R&B Falcon Senior Notes Series B, 6.5%, 4/15/03......... 15,000,000  13,350,000
      R&B Falcon Senior Notes Series B, 6.75%, 4/15/05........ 28,340,000  24,089,000
      R&BFalcon Corp Senior Notes Series B, 6.95%, 4/15/08....  5,000,000   4,150,000
      R&BFalcon Corp. 9.5%, 12/15/08.......................... 10,000,000   9,500,000
      R&B Falcon Corp Senior Notes, 12.25%, 3/15/06........... 10,000,000  10,500,000
      Swift Energy Co. Senior Sub. Notes, 10.25%, 8/01/09..... 10,000,000  10,000,000
      TesoroPetroleum Corp. Senior Sub. Notes, 9%, 7/01/08.... 25,000,000  24,437,500
      Universal Compression Sen. Disc. Notes, 0/9.875%, 2/15/08#^          22,500,000   13,612,500
      Wiser Oil Co. Sen. Sub. Notes, 9.5%, 5/15/07............  4,000,000   3,260,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          289,186,875

Financial Services -- 1.86%
-----------------------------------------------------------------------------------------------------------------------------------
     Mercury Finance Senior Secured Notes, 10%, 3/23/01....... 20,000,000  18,800,000
     Metris Companies Inc. Senior Notes, 10.125%, 7/15/06..... 11,000,000  10,010,000
     RBF Finance Company, 11%, 3/15/06........................  6,000,000   6,300,000
     RBF Finance Company, 11.375%, 3/15/09....................  3,000,000   3,150,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           38,260,000

Food & Beverage -- 5.40%
-----------------------------------------------------------------------------------------------------------------------------------
     Chiquita Brands Senior Notes, 10.25%, 11/01/06...........  5,000,000   4,400,000
     Chiquita Brands International Senior Notes, 10%, 6/15/09. 10,000,000   8,700,000
     Envirodyne Industries, Inc. Sen. Nts., 10.25%, 12/01/01^  20,395,000  16,519,950
     Keebler Corp. Senior Sub. Notes, 10.75%, 7/01/06......... 10,000,000  10,812,500
     Mrs. Fields Original Cookies Sen. Nts., 10.125%, 12/01/04  3,500,000   3,010,000
     Specialty Foods Corp.Senior Notes, 10.25%, 8/15/01        49,600,000  45,880,000
     Specialty Foods Corp. Sen. Nts. Ser. B,11.125%, 10/01/02  23,040,000  21,888,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          111,210,450



Corporate Bonds--continued                                                Market Value
Name of Issuer                                                  Principal    (Note B)
-----------------------------------------------------------------------------------------------------------------------------------

Food Processing -- 1.70%
-----------------------------------------------------------------------------------------------------------------------------------
     Boston Chicken Convertible Notes, 0%, 6/01/15............ 18,500,000$    185,000
     Del Monte Foods Corp. Sen. Disc. Nts. Ser. B,0%, 12/15/07#15,959,000  11,462,325
     Premium Standard Farms, Inc.Sen.Nts., 11%, 9/17/03....... 11,855,470  11,499,806
     SC International Service Sen. Sub. Nts., 9.25%, 9/01/07^  12,000,000  11,760,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           34,907,131

Food Service -- .44%
-----------------------------------------------------------------------------------------------------------------------------------
     B&GFoods Senior Sub. Notes, 9.625%, 8/01/07^............. 10,000,000   9,100,000

Gaming -- 13.56%
-----------------------------------------------------------------------------------------------------------------------------------
     Argosy Gaming Co. Senior Sub. Notes, 10.75%, 6/01/09.....  20,000,000 20,500,000
     Boyd Gaming Senior Sub. Notes, 9.5%, 7/15/07............. 45,000,000  43,650,000
     Eldorado Resorts Senior Sub. Notes, 10.5%, 8/15/06.......  1,500,000   1,548,750
     Fitzgeralds Gaming Corp. Sen. Sec. Nts., 12.25%, 12/15/04~ 5,000,000   2,750,000
     GBProperty Funding Corp. Mort. Notes, 10.875%, 1/15/04... 17,350,000  12,492,000
     International Game Tech. Senior Notes, 8.375%, 5/15/09... 25,000,000  23,812,500
     MGMGrand, Inc. Sen. Collateralized Notes, 6.875%,2/06/08  27,700,000  25,059,082
     Players International, Inc. Sen. Notes, 10.875%, 4/15/05  15,000,000  15,881,250
     Riviera Holdings Corp. First Mortgage Notes, 10%, 8/15/04 17,000,000  14,620,000
     Station Casinos, Inc. Senior Sub. Notes, 10.125%, 3/15/06  5,100,000   5,227,500
     Station Casinos, Inc. Senior Sub. Notes, 9.75%, 4/15/07..  1,000,000   1,013,750
     Trump Atlantic City First Mortgage Notes, 11.25%, 5/01/06 90,530,000  76,950,500
     Las Vegas Sands/Venetian Mortgage Notes, 12.25%, 11/15/04 34,000,000  26,860,000
     Las Vegas Sands/Ven Sen. Sub. Nts., 10/14.25%, 11/15/05#  12,500,000   8,750,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          279,115,332

Grocery Stores -- 4.94%
-----------------------------------------------------------------------------------------------------------------------------------
     Fleming Co., Inc. Medium Term Nts., 9.24%, 2/28/00......  5,000,000   4,972,500
     Fleming Co., Inc. Medium Term Nts. Ser. B,8.74%, 9/19/02 10,000,000   9,513,700
     Fleming Co., Inc. Medium Term Nts. Ser. C,6.04%, 7/19/00  5,000,000   4,827,700
     Fleming Co., Inc. Senior Sub. Nts., 10.5%, 12/01/04^.... 20,000,000  18,850,000
     Fleming Co., Inc. Sen. Sub. Nts. Ser B,10.625%, 7/31/07^ 18,000,000  16,695,000
     Pathmark Stores Senior Sub. Notes, 9.625%, 5/01/03...... 28,000,000  27,440,000
     Penn Traffic Senior Notes, 11%, 6/29/09~................ 10,032,560   8,678,164
     Star Markets Senior Sub. Notes, 13%, 11/01/04........... 10,000,000  10,700,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          101,677,064

Health Care Supplies -- .17%
-----------------------------------------------------------------------------------------------------------------------------------
     Global Health Sciences Company 11%, 5/1/08...............  5,000,000   3,600,000

Manufacturing/Service Industry -- 1.95%
-----------------------------------------------------------------------------------------------------------------------------------
     Axia, Inc. Senior Sub. Notes, 10.75%, 7/15/08............ 10,000,000   9,250,000
     HaynesInternational Senior Notes, 11.625%, 9/01/04....... 10,000,000   9,000,000
     Key Components LLCSenior Notes, 10.5%, 6/01/08...........  7,500,000   7,012,500
     Safelite Glass Sen. Sub. Notes Series B, 9.875%, 12/15/06  7,000,000   6,125,000
     Safelite Glass Corp. Senior Sub. Notes, 9.875%, 12/15/06. 10,000,000   8,750,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           40,137,500

Corporate Bonds--continued                                                Market Value
Name of Issuer                                                  Principal    (Note B)
-----------------------------------------------------------------------------------------------------------------------------------

Metals & Mining -- 6.13%
-----------------------------------------------------------------------------------------------------------------------------------
     Acme Metal, Inc. Senior Notes, 10.875%, 12/15/07~........ 20,000,000 $ 4,000,000
     CF&IAcquisition Term Loan, 9.5%, 3/31/03.................  8,300,504   7,885,479
     Golden Northwest Aluminum 12%, 12/15/06                   12,500,000  12,875,000
     Inland Steel Corp. First Mtg. Nts. Ser. R,7.9%, 1/15/07    6,500,000   6,045,000
     Kaiser Aluminum Chemical Corp. Sub. Nts., 12.75%, 2/01/03 46,230,000  46,692,300
     Kaiser Aluminum Chemical Corp Series B, 10.875%, 10/15/06 13,500,000  13,702,500
     LTVSteel Co., Inc. Senior Notes, 8.2%, 9/15/07........... 14,000,000  12,600,000
     National Steel Corp. First Mtg. Nts., 8.375%, 8/01/06      7,500,000   7,031,250
     Ormet Corp. Senior Notes, 11%, 8/15/08^.................. 15,000,000  13,350,000
     Weirton Steel Corp. Senior Notes, 10.875%, 10/15/99......  2,000,000   2,003,120
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          126,184,649

Miscellaneous Manufacturing -- 1.28%
-----------------------------------------------------------------------------------------------------------------------------------
     Amtrol, Inc. Senior Sub. Notes, 10.625%, 12/31/06........  6,645,000   6,545,325
     Evenflo Company, Inc. Senior Notes, 11.75%, 8/15/06......  7,000,000   6,860,000
     Great Lakes Corp. Senior Sub. Notes, 11.25%, 8/15/08.....  7,000,000   7,070,000
     LLSCorporation Senior Sub. Notes, 11.625%, 8/01/09.......  6,000,000   5,940,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           26,415,325

Office Equipment -- .65%
-----------------------------------------------------------------------------------------------------------------------------------
     Dictaphone Corp. Senior Sub. Notes, 11.75%, 8/01/05...... 19,845,000  13,296,150

 Oil/Gas Exploration-- .72%
-----------------------------------------------------------------------------------------------------------------------------------
     Comstock Resources Inc. Senior Notes, 11.25%, 5/01/07.... 14,500,000  14,862,500

Paper/Forest Products -- 9.55%
-----------------------------------------------------------------------------------------------------------------------------------
     American Tissue Inc. Sen. Secured Notes, 12.50%, 7/15/06  16,000,000  15,120,000
     Container Corp. Senior Notes, 11.25%, 5/01/04............ 10,500,000  10,920,000
     Crown Paper Senior Sub. Notes, 11%, 9/01/05.............. 14,950,000  11,362,000
     Florida Coast Paper Co. 1st Mtg. Notes, 12.75%, 6/01/03~   7,000,000   3,640,000
     Four M Corporation Senior Notes, Series B, 12%, 6/01/06..  1,500,000   1,380,000
     Gaylord Container Corp. Senior Notes, 9.75%, 6/15/07..... 19,000,000  17,955,000
     Gaylord Container Corp. Senior Notes, 9.375%, 6/15/07.... 15,000,000  13,725,000
     Gaylord Container Corp. Sen. Sub. Notes, 9.875%, 2/15/08  30,000,000  26,100,000
     Maxxam Group Holdings, Inc. Senior Notes, 12%, 8/01/03...  7,000,000   7,087,500
     Packaging Resources, Inc. Senior Notes, 11.625%, 5/01/03^  8,800,000   8,888,000
     Stone Container Corp. Senior Sub. Notes, 11.5%, 10/01/04  12,580,000  13,020,300
     Stone Container Corp. Senior Notes, 12.58%, 8/01/16^..... 43,100,000  46,117,000
     Stone Container Corp. Senior Notes, 11.5%, 8/15/06^...... 20,000,000  21,150,000
     WTDIndustries Senior Sub. Notes, 8%, 6/30/05.............    340,900      68,180
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          196,532,980

Petroleum and Drilling-- .94%
-----------------------------------------------------------------------------------------------------------------------------------
     Pride International Inc. Senior Notes, 9.375%, 5/01/07... 10,125,000  10,175,625
     Pride International Inc. Senior Notes, 10%, 6/01/09......  9,000,000   9,225,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           19,400,625


Corporate Bonds--continued                                                Market Value
Name of Issuer                                                  Principal    (Note B)
-----------------------------------------------------------------------------------------------------------------------------------

Products and Manufacturing -- 1.62%
-----------------------------------------------------------------------------------------------------------------------------------
     Motors and Gears Senior Notes Series D, 10.75%, 11/15/06^ 23,110,000$ 22,416,700
     Tokheim Senior Sub. Notes, 11.375%, 8/1/08^..............  5,500,000   5,335,000
     Tokheim Junior 12%, 9/30/08 PIK..........................  8,195,453   5,572,908
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           33,324,608
Publishing & Printing -- .40%
-----------------------------------------------------------------------------------------------------------------------------------
     American Pad &Paper Senior Sub. Notes, 13%, 11/15/05..... 26,005,000   8,321,600

Real Estate -- 2.20%
-----------------------------------------------------------------------------------------------------------------------------------
     Jamboree LLC Class A Senior Secured Notes, 8.18%, 3/27/02  5,028,396   4,927,828
     Jamboree LLC Class B Senior Sub. Nts., 8.93%, 3/27/02 PIK  1,459,000   1,429,820
     Rockefeller Center Properties Conv. Deb., 0%, 12/31/00... 47,000,000  39,010,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           45,367,648

Recreation -- 1.31%
-----------------------------------------------------------------------------------------------------------------------------------
     Coast Hotels &Casino Company Gtd. Notes, 9.50%, 4/01/09.. 17,000,000  16,065,000
     Outboard Marine Corp. Debentures, 9.125%, 4/15/17^.......  9,750,000   5,070,000
     Outboard Marine Corp. Senior Notes, 10.75%, 6/01/08......  8,000,000   5,880,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           27,015,000
Retail -- 1.14%
-----------------------------------------------------------------------------------------------------------------------------------
     Eyecare Centers of America,Inc. Sen. Nts.,9.125%,10/01/03 10,000,000  8,625,000
     Eye Care Centers Sub. Nts. FRN,6mth. Libor+.398%, 5/01/08  5,000,000  4,000,000
     National Vision Senior Notes, 12.75%, 10/15/05........... 12,500,000 10,875,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           23,500,000

Retail Food Chains --4.64%
-----------------------------------------------------------------------------------------------------------------------------------
     Advantica Restaurant Group Senior Notes, 11.25%, 1/15/08. 58,768,700  51,128,769
     American Restaurant Group Senior Notes, 11.5%, 2/15/03^.. 15,500,000  13,950,000
     FRD Acquisition Senior Notes, 12.5%, 7/15/04^............ 15,000,000  11,700,000
     Family Restaurants Senior Notes, 9.75%, 2/01/02.......... 18,000,000   9,900,000
     Planet Hollywood Senior Sub. Notes, 12%, 4/01/05~........ 12,500,000   2,125,000
     Romacorp, Inc. Senior Notes, 12%, 7/01/06................  7,500,000   6,750,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           95,553,769

Transportation -- .85%
-----------------------------------------------------------------------------------------------------------------------------------
     Avis Rent A Car Senior Sub. Notes, 11%, 5/01/09.......... 17,000,000  17,425,000


Miscellaneous -- .96%
-----------------------------------------------------------------------------------------------------------------------------------
     Hines Horticulture Senior Sub. Notes, 11.75%, 10/15/05...  1,951,000   2,058,305
     Iron Mountain, Inc. Senior Sub. Notes, 10.125%, 10/01/06.  2,500,000   2,587,500
     Mosler, Inc. Senior Notes, 11%, 4/15/03.................. 10,340,000   8,168,600
     Precise Technology Sen. Sub. Notes, 11.125%, 6/15/07.....  7,500,000   7,050,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           19,864,405

     Total Corporate Bonds--88.93% (cost--$2,060,051,679)       1,831,159,207
-----------------------------------------------------------------------------------------------------------------------------------

 Foreign Bonds--                                                          Market Value
 Name of issuer                                                 Principal    (Note B)
-----------------------------------------------------------------------------------------------------------------------------------

Foreign Bonds -- 5.83%
-----------------------------------------------------------------------------------------------------------------------------------
     Greycoat PLC Finsbury Circus, 12.50%, 4/01/02        GBP  15,000,000$ 19,752,000
     Brazil C Bond Debentures, 8%, 4/15/14.................... 11,952,842   7,418,292
     Argentina GlobalBonds, 9.75%, 9/19/27.................... 32,751,000  27,347,085
     Rep. of Brazil Disc. Ser Z-L, FRN, Libor +.8125%, 4/15/24 38,000,000  23,773,940
     Rep. of Brazil Disc. 11.625%, 4/15/04                     35,000,000  32,615,800
     Euro Stabilization Advances, 0%, 12/15/26............GBP     132,670      43,675
     Eurotunnel Reset Facility 7.03%, 12/31/50............GBP   4,000,000   2,633,600
     Venezuela Par, 6.75%, 3/31/20 ........................... 10,000,000   6,518,800
-----------------------------------------------------------------------------------------------------------------------------------
     Total Foreign Bonds--5.83% (cost--$129,442,890)                        120,103,192
-----------------------------------------------------------------------------------------------------------------------------------


                                                                Number ofMarket Value
Stocks --                                                           Shares    (Note B)
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock -- 10.56%
-----------------------------------------------------------------------------------------------------------------------------------
     Advantica Restaurant Group+..............................1,217,762     3,691,341
     Chase Manhattan Corp....................................   400,000    30,150,000
     Chubb Corp^...........................................     500,000    24,906,250
     Darling International, Inc.+..........................     745,530     1,025,104
     Gaylord Container Corp.+..............................   1,243,799     8,862,068
     Grand Union Co.+......................................     932,146    12,729,619
     International Airline Support Group+..................     224,540       954,295
     Jamboree Office REIT..................................      50,307     3,269,955
     JPSCapital+...........................................   1,038,823     2,726,910
     J P Morgan & Co.^.....................................     200,000    22,850,000
     Leucadia National Corp................................     242,608     5,094,768
     Little Switzerland, Inc.+.............................     273,659       111,174
     MAXXAM, Inc.+.........................................     200,000    10,287,500
     NL Industries.........................................   1,000,000    12,625,000
     Nualt Enterprises.....................................      10,752           107
     Ontario Limited.......................................       1,773             6
     Penn Traffic Common...................................   1,906,164    16,202,394
     Smurfit-Stone Container...............................     257,142     5,560,696
     Specialty Equipment Co.+..............................     388,700     9,814,675
     Trilanco 2 Limited....................................       98.48             1
     Trilanco 3 Limited....................................       98.48             1
     USLeather, Inc+.......................................   1,007,308     2,014,616
     Walter Industries Inc.................................     500,000     6,687,500
     WestPoint Stevens, Inc.+^.............................   1,600,000    37,800,000
-----------------------------------------------------------------------------------------------------------------------------------
     Total Common Stocks--10.56% (cost--$233,229,925)........               217,363,980
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Preferred Stocks -- .53%
-----------------------------------------------------------------------------------------------------------------------------------
     American Restaurant Group, PIK 12%....................       4,156     3,921,020
     R&BFalcon Corp. 5/01/09...............................       7,267     6,903,650
-----------------------------------------------------------------------------------------------------------------------------------
     Total Preferred Stocks--.53% (cost--$9,989,598).........                10,824,670
-----------------------------------------------------------------------------------------------------------------------------------





Warrants                                                                                           Number of                Market
Value
Name of Issuer                                             Shares or Units   (Note B)
-----------------------------------------------------------------------------------------------------------------------------------
Warrants  -- .19%+
-----------------------------------------------------------------------------------------------------------------------------------
     Bradlees Warrants.....................................      67,384       711,845
     Homeland Holding Corp. Warrants.......................       6,687            66
     Key Energy Service Warrants...........................      15,000       300,000
     Marvel Warrants Class A...............................      12,956           389
     Marvel Warrants Class C...............................      21,941           219
     R&BFalcon Corp. Warrants..............................       7,000     1,750,000
     Venezuela Oil Linked Payment Obligation Warrants......      50,000            50
     Wherehouse Entertainment A Warrants...................      81,164       885,499
     Wherehouse Entertainment B Warrants...................      14,091        94,551
     Wherehouse Entertainment C Warrants...................      14,091        80,601
-----------------------------------------------------------------------------------------------------------------------------------
     Total Warrants--.19%                (cost--$15,855,817)                 3,823,220
-----------------------------------------------------------------------------------------------------------------------------------

 ...........Total Investments--106.03%  (cost--$2,448,569,909)            $2,183,274,269
================================================================================

 ~Non-income producing security due to default or bankruptcy filing
+     Non-income producing security
#     Represents a zero coupon bond that converts to a fixed rate at a designated future date. The date shown on the schedule of investments represents the maturity date of the security and not the date of coupon conversion.
^     Pledged to collateralize short-term borrowings (See Note F)
PIK   Payment in Kind

GBP   Principal denoted in British Pounds Sterling
Federal Tax Information:
At September 30, 1999, the aggregate cost of investment securities for income tax purposes was $2,448,661,159. Net unrealized depreciation aggregated $265,386,890 of which $79,653,255 related to appreciated investment securities and $345,040,645 related to depreciated investment securities. The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.

Capital Gain Distribution: (unaudited)
Pursuant to section 852 of the Internal Revenue Code, the Fund thereby designates $299,890 as capital gain for its taxable year ended
September 30,1999.

Dividends Received Deductions for Corporations:
The fund has designated 2.83% of the distributions from net investment income as qualifying for dividends received deduction for corporations.


    The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------------------------------------------------------------
September 30, 1999
-----------------------------------------------------------------------------------------------------------------------------------

Assets
-----------------------------------------------------------------------------------------------------------------------------------
     Investments--at market value (cost $2,448,569,909)--Note B       $2,183,274,269
     Interest receivable                                                  62,214,049
     Miscellaneous receivable, foreign securities                            894,438
     Receivable for securities sold                                       22,956,083
     Receivable for shares of beneficial interest sold                     1,771,444
     Receivable for dividends                                                393,000
-----------------------------------------------------------------------------------------------------------------------------------
                  Total Assets                                         2,271,503,283



 Liabilities
-----------------------------------------------------------------------------------------------------------------------------------

     Notes payable--Note F                                               197,275,213

     Payable for securities purchased                                      7,346,550
     Payable for shares of beneficial interest repurchased                 4,158,220
     Trustee fees payable--Note C                                          2,672,137
     Accrued expenses                                                        936,984
     Miscellaneous payable                                                     6,760
-----------------------------------------------------------------------------------------------------------------------------------
                  Total Liabilities                                      212,395,864
-----------------------------------------------------------------------------------------------------------------------------------
     Net Assets                                                       $2,059,107,419
===================================================================================================================================
     Net Assets Consist of (Note B):
     Capital, at a $1.00 par value                                      $204,309,420
     Paid in surplus                                                   2,096,616,919
     Undistributed net investment income                                  23,981,797
     Accumulated net realized loss on investments                           (511,134)
     Net unrealized depreciation of investments                         (265,289,583)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Assets, for 204,309,420 shares outstanding                   $2,059,107,419
===================================================================================================================================
     Net Asset Value, offering price and redemption
      price per share ($2,059,107,419/204,309,420 shares)                     $10.08
===================================================================================================================================




    The accompanying notes are an integral part of the financial statements.
-----------------------------------------------------------------------------------------------------------------------------------
September 30, 1999
-----------------------------------------------------------------------------------------------------------------------------------

Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
     Interest                                                           $231,387,350
     Dividends                                                             6,425,384
     Other Income                                                          4,691,303
-----------------------------------------------------------------------------------------------------------------------------------
         Total Income                                                    242,504,037



Expenses
-----------------------------------------------------------------------------------------------------------------------------------

     Trustee fees--Note C                                                 $11,396,105
     Interest--Note F                                                       2,877,280
     Administrative expenses and salaries                                    872,013
     Printing, postage and stationary                                        445,190
     Computer and related expenses                                           243,024
     Registration and filing fees                                            195,073
     Other expenses                                                         124,163
     Legal fees                                                              104,903
     Auditing fees                                                            79,555
     Telephone                                                                61,853
     Custodian fees                                                           47,711
     Insurance                                                                26,744
-----------------------------------------------------------------------------------------------------------------------------------
     Total Expenses                                                       16,473,614
-----------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                               226,030,423
-----------------------------------------------------------------------------------------------------------------------------------
     Realized and Unrealized Gain (Loss) on Investments--Note B:
     Net realized loss from investment transactions                        (263,513)
     Change in unrealized appreciation/depreciation of  investments
         and assets and liabilities in foreign currencies               (49,026,555)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Decrease in Net Assets Resulting from Operations               $176,740,355
===================================================================================================================================


          The accompanying notes are part of the financial statements.
Year Ended September 30                                    1999               1998
-----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
From Operations:
   Net investment income                                $226,030,423      $201,723,086
   Net realized (gain/loss) from investment transactions    (263,513)       37,473,557  Change in unrealized appreciation of
    investments                                          (49,026,555)    (339,027,495)
                                                         ------------    -------------
    Net Increase (Decrease) in Net Assets Resulting
    from Operations                                       176,740,355     (99,830,852)


Distributions to Shareholders from Net Investment Income(211,784,335)    (191,510,245)


   ($.98 and $.96 per share, respectively)


Distributions to Shareholders from Net Realized Gains      (36,970,219)                   --


   ($.18 per share)



   From Net Trust Share Transactions--Note D              84,466,005      263,814,943


        Total Increase (Decrease) in Net Assets           12,451,806      (27,526,154)



-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period                                 2,046,655,613    2,074,181,767
-----------------------------------------------------------------------------------------------------------------------------------


   End of Period (including undistributed net investment
   income of $23,981,797 and $9,892,802, respectively) $2,059,107,419   $2,046,655,613
===================================================================================================================================

===================================================================================================================================

PART C. OTHER INFORMATION

Item 24.  Financial Statemets and Exhibits

          (a) The following financial statements and related information are included in the Statement of Additional Information:

1.   Statement of Assets and Liabilities as of September 30, 2000.

2.   Statement of Operations fo the year ended September 30, 2000.

3. Statement of Changes in Net Assets for each of the two years in the period ended September 30, 2000.

4.   Schedule of Investments as of September 30, 2000.

5.   Notes to financial statements for the year ended September 30, 2000.

6.   Report of PricewaterhouseCoopers LLP, Independent Accountants.

          In addition, the Consent of Independent Accountants is included in Part
C.
          (b) The following exhibits are incorporated by reference herein.

          (1)       Exhibit  1--             Restated Agreement and Declaration
                                             of Trust as amended through
                                             February 9,1987(incorporated by
                                             reference from Post-Effective
                                             Amendment No.57 to this
                                             Registration Statement)

          (2)       Not Applicable

          (3)       Not Applicable

          (4)       Exhibit  4--             Form of Certificate representing
                                             shares of beneficial interest
                                             (incorporated by reference from
                                             Post-Effective Amendment No. 48 to
                                             this Registration Statement)

          (5)       Not Applicable

          (6)       Not Applicable

          (7)       Not Applicable

          (8)       Exhibit 8 --             Custodian Agreement(incorporated
                                             by reference from Post-Effective
                                             Amendment No. 48 to this
                                             Registration Statement)

          (9)       Not Applicable

          (10)      Not Applicable

          (11)      Not Applicable

          (12)      Not Applicable

          (13)      Not Applicable

          (14)      Exhibit 14.1             IRA Custodial Account Agreement
                                             (incorporated by reference from
                                             Post-Effective Amendment No. 57 to
                                             this Registration Statement)

                    Exhibit 14.2 Prototype Defined Contribution Plan and Trust (incorporated by reference from Post-Effective
                                             Amendment No. 55 to this
                                             Registration Statement)

                    Exhibit 14.3 Model of 403(b) Retirement Account (incorporated by reference from Post-Effective Amendment No. 48 to this Registration Statement)

          (15)      Not Applicable

Item 25. Persons Controlled by or Under Common Control With Registrant

         Not Applicable

Item 26. Number of Holders of Securities

         The number of record holders of each class of securities of the Registrant as of September 30, 2000 is as follows:

               (1)                                (2)
          Title of Class                     Number of Record Holders

     Shares of Beneficial Interest           32,850

Item 27.  Indemnification

          Registrant's Declaration of Trust contains the following provisions:

          "Each person who is or has been a Trustee or beneficiary of the Trust shall be indemnified by the Trust against expenses reasonably incurred by him in connection with any claim or in connection with any action, suit or proceeding to which he may be a party, by reason of his being or having been a Trustee or beneficiary of the Trust. The term expenses includes amounts paid in satisfaction of judgements or in settlement other than amounts paid to the Trust itself. Except as hereinafter provided the Trust shall not, however, indemnify such Trustee or beneficiary if there is a claim of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, unless there is an adjudication of freedom from such charges. In the case of settlement or in the case of an adjudication in which the exitence of such aforesaid charges if not established, the Trustees shall, prior to authorizing reimbursement for any such settlement or adjudication, determine that the Trustee or beneficiary is not liable to the Trust or its beneficiaries for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In making such determination the Trustees may be guided, in their discretion, by an opinion of counsel. Such determination by the Trustees, however, shall not prevent a beneficiary from challenging such indemnification by appropiate legal proceedings. The foregoing right of indemnification shall be in addition to any other rights to which any such Trustee or beneficiary may be entitled as a matter of law."

     The Registrant has been advised that in the opion of the Securities and Exchange Commission provisions providing for the indemnification by a Massachusetts business trust of its officers and trustees against liabilities imposed by the Securities Act of 1933 are against public policy, as expressed in said Act, and are therefore unenforceable. It is recognized that the above-quoted provisions of the Registrant's Declaration of Trust may be sufficiently broad to indemnify officers and trustees of the Registrant against liabilities arising under said Act. Therefore, in the event that a claim of indemnification against liability under said Act (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee of the Registrant in the successful defense of any action, suit or proceeding) shall be asserted by an offecer or trustee under said provisions, the Registrant will, unless in the opinion of its counsel the question has already been settled by controlling precedent, submit to a court of appropiate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser

         Not Applicable

Item 29. Principal Underwriters

         Not Applicable

Item 30. Location of Accounts and Records

         Accounts, books and other documents required to be maintained by
         Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the offices of the Registrant, 50 COngress Street, Boston, Massachusetts.

Item 31. Management Services

         None

Item 32. Undertakings

         The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to Shareholders upon request and without charge.

                          CONSENT OF INDEPENDENT ACCOUNTANTS





We hereby consent to the use in this Registration Statement on Form N-1A of our report dated November 10, 2000, relating to the financial statements and financial highlights of Northeast Investors Trust, which appear in such Registration Statement. We also consent to the references to us under the heading "Financial Highlights" and "Custodian and Independent Accountants" in such Registration Statement.



PricewaterhouseCoopers LLP
Boston, MA
January 29, 2001





SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 30th day of January, 2001. Registrant represents that this amendment meets the requirements for Northeast Investors Trust

                                                By s/Ernest E. Monrad
                                                Ernest E. Monrad, Trustee

Pursuant to the requirements of the Securities Act of 1933, this Amendment to said Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

   Signature                       Title                              Date
s/Ernest E. Monrad              Trustee and person              January 31, 2001
Ernest E. Monrad                performing functions
                                of principal executive
                                officer and principal
                                financial and accounting
                                officer

s/Bruce H. Monrad               Trustee                         January 31, 2001
Bruce H Monrad

s/Robert B. Minturn, Jr.        Trustee                         January 31, 2001
Robert B. Minturn, Jr.

Fred L. Glimp                   Trustee                         January 31, 2001

J. Murray Howe                  Trustee                         January 31, 2001

C. Earl Russell                 Trustee                         January 31, 2001

Peter Blampied                  Trustee                         January 31, 2001